Exhibit 10.12

FIRST AMENDMENT TO

ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO ACCOUNTS RECEIVABLE PURCHASE AGREEMENT (this “Amendment”), dated as of June 26, 2020, is entered into between JAGUAR HEALTH, INC., a Delaware corporation, NAPO PHARMACEUTICALS, INC., a Delaware corporation (collectively, jointly and severally, “Company”), and OASIS CAPITAL, LLC, a Puerto Rico limited liability company (“Purchaser”).

RECITALS

WHEREAS, Company and Purchaser are parties to that certain Accounts Receivable Purchase Agreement dated as of May 12, 2020 (the “Agreement”); and

WHEREAS, Company and Purchaser desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Recitals.  The foregoing recitals are true and correct and are incorporated herein.  Capitalized terms that are not otherwise defined in this Amendment will have the same meaning as given to them in the Agreement.

2.         Approved Receivables.  Company agrees to assign and sell to Purchaser as absolute owner the Approved Receivables that are more particularly described on attached Schedule 1 (the “Second Tranche”).  The Customer with respect to the Approved Receivables is Cardinal Health 105, Inc.  The term “Accounts Receivable” as used in the Agreement shall, as applicable, include the Approved Receivables.

3.         Purchaser’s Payment for Approved Receivables; True Up; Overage.

a.          The Purchase Price for the Approved Receivables is $1,215,130.90, which amount is derived by adding the gross amount of the invoices evidencing the Approved Receivables and multiplying such amount by 0.425 (i.e., providing for a 57.50% discount in the face value of such Approved Receivables).  With respect to the Second Tranche, reference in the Agreement to “0.375” is revised to be “0.425”; and reference to “62.5%” is revised to be “57.50%”.

b.         The Threshold Price with respect to the Approved Receivables is $1,370,953.50, as calculated in accordance with the terms of the Agreement.  In the event Purchaser does not receive the Threshold Price for the Approved Receivables on or before 70 days after the date of the invoice for the Second Tranche Approved Receivables (i.e., the Maturity Date for each of the respective Approved Receivables), Company, upon Purchaser’s election, will be obligated to comply with Purchaser’s request pursuant to Section 4.(c) of the Agreement.  The procedures for calculation of True Up and Overage with respect to the Approved Receivables shall be as set forth in the Agreement, as amended by this Amendment.

4.         Transaction Fee.  Company agrees to pay to Purchaser $10,000.00 as the transaction fee for the Approved Receivables, as further detailed in Section 5 of the Agreement.

5.         Ratification and Confirmation.  Company hereby ratifies and confirms the representations, warranties, covenants and other terms and provisions of the Agreement as being true and correct as of the date of this Amendment and as of the date of assignment and sale of the Approved Receivables.

6.         Amendment.  Except as amended hereby, the terms and provisions of the Agreement shall remain unmodified and in full force and effect.

7.         Counterparts; Integration. This Amendment and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

Signed, sealed and delivered in the presence of:		COMPANY: JAGUAR HEALTH, INC., a Delaware corporation

By:
(Print Name:	)	Name:	Lisa A. Conte
		Title:	President and CEO

(Print Name:	)

NAPO PHARMACEUTICALS, INC., a Delaware corporation

By:
(Print Name:	)	Name:	Lisa A. Conte
		Title:	President and CEO

(Print Name:	)

PURCHASER: OASIS CAPITAL, LLC, a Puerto Rico limited liability company

By:
(Print Name:	)	Name:	Adam R. Long
		Title:	Managing Member

(Print Name:	)

SCHEDULE 1

APPROVED RECEIVABLES